March 13, 2017

DREYFUS STOCK INDEX FUND, INC.

DREYFUS VARIABLE INVESTMENT FUND

Appreciation Portfolio

Government Money Market Portfolio

Growth and Income Portfolio

International Equity Portfolio

International Value Portfolio

Opportunistic Small Cap Portfolio

Quality Bond Portfolio

Supplement to Statement of Additional Information

dated April 29, 2016

Effective March 10, 2017, the following information supplements and supersedes any contrary information contained in "Board Information":

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Board members for the funds, together with information as to their positions with the funds, principal occupations and other board memberships during the past five years, are shown below.  The address of each board member is 200 Park Avenue, New York, New York 10166.

All of the board members are Independent Board Members.

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joan L. Gulley 1947 Board Member	PNC Financial Services Group, Inc. (1993 – 2014), including Executive Vice President, Chief Human Resources Officer and Executive Committee member (2008 – 2014)	N/A

     1 Each of the board members serves on the boards' audit, nominating, litigation and, with the exception of Mr. DiMartino, compensation committees.

The following table shows the year each board member joined each fund's board.

Fund	Joan L. Gulley
DSIF	2017
DVIF	2017

Each board member, except Ms. Gulley, has been a Dreyfus Family of Funds board member for over twenty years.  Ms. Gulley was in the asset management business for more than thirty years prior to her retirement in 2014.  Additional information about each board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the boards believe has prepared them to be effective board members.

•         Joan L. Gulley.   Ms. Gulley served in various senior roles at PNC Financial Services Group, Inc. ("PNC") from 1993 until her retirement in 2014, including Chief Executive Officer of PNC Advisors, the wealth

                                                                                                                                  GRP2-SAISTK-0317

management and institutional services business of PNC, from 2002 to 2005, Executive Vice President and Chief Marketing Officer of PNC from 2002 to 2007, and Executive Vice President ("EVP") and Chief Human Resources Officer ("CHRO") of PNC from 2008 until 2014.  In her role as EVP and CHRO of PNC, Ms. Gulley was responsible for the oversight of $8 billion in combined pension and 401(k) assets.  Ms. Gulley also served as a member of PNC's Executive Committee from 2008 to 2014, where she participated in all key strategic and operational decisions affecting PNC, and was responsible for all staff support to the PNC Board's Personnel and Compensation Committee with respect to executive compensation, succession planning, talent management, human resource regulatory matters and diversity.  Prior to joining PNC, Ms. Gulley held positions with The Massachusetts Company, a chartered bank and subsidiary of The Travelers Insurance Company, which was acquired by PNC in 1993, and with branches of the Federal Reserve Bank in Boston, Massachusetts and Washington D.C. Ms. Gulley currently serves as a board member and member of the audit committee of Pennsylvania American Water, a subsidiary of the American Water Company, which is a public water company operating in the U.S. and Canada.

Board Members' and Officers' Fund Share Ownership

The table below indicates the dollar range of each board member's ownership of fund shares and shares of other funds in the Dreyfus Family of Funds, in each case as of December 31, 2016.

Fund	Joan L. Gulley
DSIF	None
AP	None
GIP	None
GMMP	None
IEP	None
IVP	None
OSCP	None
QBP	None
Aggregate holdings of funds in the Dreyfus Family of Funds	None

Board Members' Compensation

The aggregate amount of fees received from the funds by each current board member for the funds' last fiscal years, and by all funds in the Dreyfus Family of Funds for which such person was a board member during 2016, were as follows:†

Fund	Joan L. Gulley**
DSIF	N/A
DVIF	N/A
Total compensation from the funds and fund complex† (***)	N/A

†              Amounts shown do not include expenses reimbursed to board members for attending board meetings.

**            Ms. Gulley was elected to the boards in March 2017.

***          Represents the number of separate portfolios comprising the investment companies in the fund complex, including the funds, for which the board member served in 2016.

                                                                                                                                  GRP2-SAISTK-0317